UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 1, 2006


                                 FX ENERGY, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                      000-25386                87-0504461
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)

              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                   84106
         ----------------------------------------      ----------
         (Address of principal executive offices)      (Zip code)

       Registrant's telephone number, including area code: (801) 486-5555

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ITEM 8.01--OTHER EVENTS

         On March 1, 2006, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number              Title of Document                         Location
-------------- -------------------------------------------------- --------------

     99        Miscellaneous
-------------- --------------------------------------------------
    99.01      Press release dated March 1, 2006                  Attached



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FX ENERGY, INC.
                                             Registrant


Dated: March 1, 2006                         By:  /s/ Scott J. Duncan
                                                -------------------------------
                                                Scott J. Duncan, Vice President

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